Exhibit 10.13

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS
EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION
THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

[*] AGREEMENT

AMONG

AIRBUS S.A.S.

and

AIRBUS CANADA LIMITED PARTNERSHIP

and

AIR LEASE CORPORATION

[*]

ALC – [*] Agreement
Ref. CLC - CT2305048	Page 1/5

This [*] agreement (the “[*] Agreement”) dated 20 June 2023 is made

AMONG:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (“Airbus S.A.S.”),

and

AIRBUS CANADA LIMITED PARTNERSHIP, a company having its registered office at Airbus Canada Limited Partnership, 13100 Boulevard Henri Fabre, Mirabel, QC, Canada J7N 3C6 and includes its successors and assigns (“Airbus Canada”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (“ALC”).

Airbus S.A.S. and Airbus Canada together are referred to as “Airbus”.

Airbus, Airbus Canada and ALC together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.[*]

B.[*]

C.[*]

D.[*]

E.[*]

F.The Parties agree that [*], as per provisions set forth herein.

    NOW IT IS HEREBY AGREED AS FOLLOWS:

ALC – [*] Agreement
Ref. CLC - CT2305048	Page 2/5

1DEFINITIONS

[*] means, individually or collectively (as applicable), the [*], the [*], the [*] and/or the [*].

Capitalised terms used herein and not otherwise defined in this [*] Agreement shall have the meanings assigned to them in the [*] and/or the [*] and/or the [*] and/or the [*], as applicable.

2[*]

3GENERAL

3.1Entire agreement

This [*] Agreement reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

3.2Assignment

Notwithstanding any other provision of this [*] Agreement, this [*] Agreement and the rights and obligations of ALC herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.3Confidentiality

This [*] Agreement (and its existence) shall be treated by both Parties as confidential and shall not be released in whole or in part by either Party to any third party without the prior consent of the other Party, except as may be required by law, or to professional advisors for the implementation hereof. In particular, each Party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other Party.

3.4Counterparts

This [*] Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

4LAW AND JURISDICTION

4.1THIS [*] AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

4.2[*]
4.3[*]

ALC – [*] Agreement
Ref. CLC - CT2305048	Page 3/5

4.4[*]
4.5[*]
4.6[*]

ALC – [*] Agreement
Ref. CLC - CT2305048	Page 4/5

IN WITNESS WHEREOF this [*] Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIRBUS S.A.S.	AIRBUS CANADA LIMITED PARTNERSHIP
duly acting and represented by its managing
general partner,
AIRBUS CANADA MANAGING GP INC.

By: /s/ Benoît de Saint-Exupéry	By: /s/ Benoît Schultz

Its: Executive Vice President, Contracts	Its: CEO

For and on behalf of

AIR LEASE CORPORATION

By: /s/ Grant Levy

Its: Executive Vice President

ALC – [*] Agreement
Ref. CLC - CT2305048	Page 5/5